UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                                  June 26, 2006
             ------------------------------------------------------
                                 Date of Report
                        (Date of earliest event reported)


                                Sun Bancorp, Inc.
             ------------------------------------------------------
             (Exact name of Registrant as specified in its Charter)

        New Jersey                            0-20957               52-1382541
 ----------------------------             ---------------         -------------
 (State or other jurisdiction             (SEC Commission         (IRS Employer
     of incorporation)                       File No.)            Identification
                                                                      Number)

226 Landis Avenue, Vineland, New Jersey                               08360
---------------------------------------                               -----
(Address of principal executive offices)                            (Zip Code)

Registrant's telephone number, including area code: (856) 691-7700
                                                    --------------

                                 Not Applicable
             ------------------------------------------------------
          (Former name or former address, if changed since last Report)


         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]  Written communications pursuant to Rule 425 under the Securities Act
[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

                                SUN BANCORP, INC.


                      INFORMATION TO BE INCLUDED IN REPORT
                      ------------------------------------


Item 8.01         Other Events
                  ------------

On June 26, 2006, the Registrant reported on a staff reduction of approximately 8% of its workforce and a concurrent salary reduction for senior executives and the Board of Directors. A copy of the press release is furnished with this Form 8-K as Exhibit 99 and incorporated herein by reference.

Item 9.01        Financial Statements and Exhibits
                 ---------------------------------

         (d) Exhibits:

                  99       Press Release dated June 26, 2006

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                              SUN BANCORP, INC.


Date: June 26, 2006                           By:  /s/Dan A. Chila
                                                   ---------------------------
                                                   Dan A. Chila
                                                   Executive Vice President
                                                   and Chief Financial Officer